Other assets	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other assets	Other assets
Other assets consist of the following:

	2024	2023
Restricted cash (a)	$39,478	$19,897
Pension and OPEB plan assets (note 10(a))	84,490	48,477
Income taxes recoverable	10,665	8,751
Deferred financing costs (b)	2,560	26,211
Insurance recoveries (note 21(a))	—	66,000
Other (c)	39,189	30,867
	$176,382	$200,203
Less: current portion	(12,760)	(15,800)
	$163,622	$184,403
(a)Restricted cash
Restricted cash consists of reserves and amounts set aside in accordance with various debt agreements, as well as customer deposits pending return. As of December 31, 2024, restricted cash includes $31,136 (2023 – $nil) related to Empire District Bondco. These funds are held in a third-party restricted bank account and are designated for the payment of principal, interest, and other expenses associated with the bonds (see Note 9(e)).
(b)Deferred financing costs
Deferred financing costs represent costs of arranging the Company’s revolving credit facilities and intercompany loans as well as the portion of transactions costs related to the Green Equity Units. On June 17, 2024, in connection with the settlement of the Purchase Contracts partially underlying the Green Equity Units, the Company issued common shares (Note 13(a)) and the associated deferred financing costs were recorded as a component of equity.
(c)Other
Other includes various deferred charges that are expected to be transferred to utility plant upon reaching certain milestones as well as prepaid long-term service contracts.